UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): DECEMBER 27, 2023

1st FRANKLIN FINANCIAL CORPORATION

(Exact name of Registrant, as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address: 135 East Tugalo Street, P.O. Box 880, Toccoa, GA 30577
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (706) 886-7571

Former name or address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item1.01          Entry into Material Definitive Agreement

On December 27, 2023, 1st Franklin Financial Corporation (the “Company”) entered into a Sixth Amendment (the “Sixth Amendment”) to the Amended and Restated Loan and Security Agreement dated as of November 19, 2019 (as amended from time to time, the “Amended Loan and Security Agreement”), by and among the Company, Wells Fargo Bank, N.A., as agent for the lenders (“the Agent”), and the other financial institutions from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Amended Loan and Security Agreement.
The Sixth Amendment, among other things, Upon the effectiveness of this Amendment, Agent and Lenders consent to the bulk purchase of Receivables by Borrower from Tidewater Finance on or about December 8, 2023 (the “Westview Receivables”) and that such Receivables may be included in the determination of the Borrowing Base subject to the terms of the Loan Agreement upon delivery by Borrower to Agent of:

(a)    evidence acceptable to Agent that Borrower has (i) completed its legal and regulatory review of the Receivable documentation and Consumer Finance Laws applicable to the Westview Receivables (together with a list of material differences from other Consumer Finance Laws applicable to Borrower’s business and operations), and (ii) has obtained all licenses necessary for the ownership, servicing and collecting of the Westview Receivables and

(b)    copies of (i) lien searches with respect to the Westview Receivables and (ii) filed UCC amendments evidencing the release of the Liens and such other documentation with respect thereto as reasonably requested by Agent.

The definition of Optional Prepayment was amend and restated as follows:

(a)    Optional Prepayments. Borrowers may prepay the Loan from time to time, in full or in part without premium or penalty, provided that (i) in the event Borrowers prepay the Loan in full and terminate this Agreement prior to the Maturity Date, Borrowers shall provide at least 3 Business Days prior notice to Agent and pay a sum equal to 1.0% of the Maximum Principal Amount as a prepayment fee; (ii) prepayments shall be in a minimum amount of $25,000 and $25,000 increments in excess thereof; and (iii) partial prepayments prior to the Termination Date shall not reduce Lenders’ Commitments under this Agreement and may be reborrowed, subject to the terms and conditions hereof for borrowing, and prior to the occurrence of an Event of Default, partial prepayments will be applied first to outstanding Advances and thereafter to other Obligations owing hereunder. Each Borrower acknowledges that the above described fee is an estimate of Lenders’ damages in the event of early termination and is not a penalty. In the event of termination of the credit facility established pursuant to this Agreement, all of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Credit Documents shall survive any such termination, and Agent shall retain its liens in the Collateral and all of its rights and remedies under the Credit Documents notwithstanding such termination until Borrowers have paid the Obligations to Agent and Lenders, in full, in immediately available funds, together with the applicable termination fee, if any. Notwithstanding the foregoing, (A) in the event that (y) Borrowers repay the Loan in full and terminate this Agreement within 60 days of making a payment under Section 2.10(a), Borrowers shall not be obligated to pay to the specific Lender receiving such payment under Section 2.10(a) the prepayment fee contained in this Section 2.8(a) and (z) Borrowers request an increase to the Maximum Principal Amount in writing and Agent and Lenders fail to approve such increase within 45 days of such request, Borrowers shall not be obligated to pay the prepayment fee to Lenders if
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(i) the amount of such increase is supported by Borrowers’ financial statement projections of availability and usage, (ii) Borrowers refinance the Obligations with a larger credit facility agented by a financial institution other than Wells Fargo Bank, N.A. within one hundred twenty (120) days thereafter and (iii) no Event of Default then exists and (B) Borrowers shall not be obligated to pay Wells Fargo Bank,N.A. its portion of the prepayment fee contained in this Section 2.8(a).

The Company’s obligations under the Amended Loan and Security Agreement are secured by the finance receivables of the Company. As of December 31, 2023, and giving effect to the Sixth Amendment, the amount outstanding under the Amended Loan and Security Agreement was $122.1 million and available borrowings under the Amended Loan and Security Agreement were $108.0 million, at an interest rate of 8.19%.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 – Creation of Direct Financial Obligation or an Obligation under the Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

10.1
Sixth Amendment to Amended and Restated Loan and Security Agreement, dated as of December 27, 2023, by and among the Company, Wells Fargo Bank, N.A., as agent for the lenders, and the other financial institutions from time to time party thereto.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Brian J. Gyomory
Name:	Brian J Gyomory
Title:	Executive Vice President and CFO

Date: December 27, 2023

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SIXTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Amended and Restated Loan and Security Agreement (“Amendment”) is dated as of December 27, 2023 by and among 1ST FRANKLIN FINANCIAL CORPORATION (“Borrower”), WELLS FARGO BANK, N.A., as agent for Lenders (in such capacity, “Agent”) and the financial institutions a party hereto as lenders (collectively, the “Lenders” and each is a “Lender”).

BACKGROUND

A.Borrower, Lenders, and Agent are parties to a certain Amended and Restated Loan and Security Agreement dated as of November 19, 2019 (as amended or modified from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

B.Borrower has requested and Agent and Lenders have agreed to amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

1.Bulk Purchase. Upon the effectiveness of this Amendment, Agent and Lenders consent to the bulk purchase of Receivables by Borrower from Tidewater Finance on or about December 8, 2023 (the “Westview Receivables”) and that such Receivables may be included in the determination of the Borrowing Base subject to the terms of the Loan Agreement upon delivery by Borrower to Agent of:

a.evidence acceptable to Agent that Borrower has (i) completed its legal and regulatory review of the Receivable documentation and Consumer Finance Laws applicable to the Westview Receivables (together with a list of material differences from other Consumer Finance Laws applicable to Borrower’s business and operations), and (ii) has obtained all licenses necessary for the ownership, servicing and collecting of the Westview Receivables and

b.copies of (i) lien searches with respect to the Westview Receivables and (ii) filed UCC amendments evidencing the release of the Liens and such other documentation with respect thereto as reasonably requested by Agent.

2.Amendments. Upon the effectiveness of this Amendment, the Loan Agreement is amended as follows:

a.Optional Prepayment. Section 2.8(a) of the Loan Agreement is amended and restated as follows:

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a.Optional Prepayments. Borrowers may prepay the Loan from time to time, in full or in part without premium or penalty, provided that (i) in the event Borrowers prepay the Loan in full and terminate this Agreement prior to the Maturity Date, Borrowers shall provide at least 3 Business Days prior notice to Agent and pay a sum equal to 1.0% of the Maximum Principal Amount as a prepayment fee; (ii) prepayments shall be in a minimum amount of $25,000 and $25,000 increments in excess thereof; and (iii) partial prepayments prior to the Termination Date shall not reduce Lenders’ Commitments under this Agreement and may be reborrowed, subject to the terms and conditions hereof for borrowing, and prior to the occurrence of an Event of Default, partial prepayments will be applied first to outstanding Advances and thereafter to other Obligations owing hereunder. Each Borrower acknowledges that the above described fee is an estimate of Lenders’ damages in the event of early termination and is not a penalty. In the event of termination of the credit facility established pursuant to this Agreement, all of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Credit Documents shall survive any such termination, and Agent shall retain its liens in the Collateral and all of its rights and remedies under the Credit Documents notwithstanding such termination until Borrowers have paid the Obligations to Agent and Lenders, in full, in immediately available funds, together with the applicable termination fee, if any. Notwithstanding the foregoing, (A) in the event that (y) Borrowers repay the Loan in full and terminate this Agreement within 60 days of making a payment under Section 2.10(a), Borrowers shall not be obligated to pay to the specific Lender receiving such payment under Section 2.10(a) the prepayment fee contained in this Section 2.8(a) and (z) Borrowers request an increase to the Maximum Principal Amount in writing and Agent and Lenders fail to approve such increase within 45 days of such request, Borrowers shall not be obligated to pay the prepayment fee to Lenders if (i) the amount of such increase is supported by Borrowers’ financial statement projections of availability and usage, (ii) Borrowers refinance the Obligations with a larger credit facility agented by a financial institution other than Wells Fargo Bank, N.A. within one hundred twenty (120) days thereafter and (iii) no Event of Default then exists and (B) Borrowers shall not be obligated to pay Wells Fargo Bank,N.A. its portion of the prepayment fee contained in this Section 2.8(a).

3.Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Agent and Agent’s counsel):

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a.Execution and delivery by Borrower, Guarantors and Lenders of this Amendment to Agent;

b.Execution and/or delivery by the parties of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof and the Credit Documents.

4.Representations and Warranties. Borrower represents and warrants to Agent and Lenders that:

a.All warranties and representations made to Agent and Lenders under the Loan Agreement and the Credit Documents are true and correct in all material respects.

b.The execution and delivery by Borrowers and Guarantors of this Amendment and the performance by each of them of the transactions herein and therein contemplated do not and will not violate any provisions of any law, rule, regulation, judgment, order, writ, decree, determination or award or breach any provisions of the charter, bylaws or other organizational documents of any Borrower or any Guarantor, or constitute a default or result in the creation or imposition of any security interest in, or lien or encumbrance upon, any assets of any Borrower or any Guarantor (immediately or with the passage of time or with the giving of notice and passage of time, or both) under any other contract, agreement, indenture or instrument to which a Borrower or a Guarantor is a party or by which a Borrower or a Guarantor or its property is bound with failure to comply resulting in a material adverse change in the business, operations, property (including the Collateral), prospects or financial condition of any Borrower or any Guarantor.

c.This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith will be valid, binding and enforceable in accordance with its respective terms.

d.No Event of Default or Default has occurred under the Loan Agreement.

5.Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower, any Guarantor or any third party to Agent and Lenders as evidenced by the Credit Documents. Borrower and each Guarantor hereby acknowledge, agree, and represent that (a) as of the date of this Amendment, there are no known claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Credit Documents or the other obligations created or evidenced by the Credit Documents; (b) as of the date of this Amendment, neither Borrower nor any Guarantor has any known claims, offsets, defenses or counterclaims arising from any of Agent’s acts or omissions with respect to the Credit Documents or Agent’s performance under the Credit

116549.01097/131222521v.4

Documents; (c) as of the date of this Amendment, Borrower has reviewed and reconciled all Advances, calculations of interest due and principal owing, and agrees with and has no claims regarding any such matters and (d) Borrower promises to pay to the order of Agent and Lenders the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Credit Documents, all as herein provided, and the other benefits received by Borrower hereunder, Borrower and each Guarantor hereby RELEASE, RELINQUISH and forever DISCHARGE Agent and Lenders, and their predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the “Released Parties”), of and from any and all present known claims, demands, actions and causes of action of any and every kind or character, which Borrower or Guarantors, or any of them, has or may have against Released Parties arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, the Guaranties, and the other Credit Documents occurring prior to the date hereof. Further, Borrower and Guarantors warrant and represent that they are not now aware of any claims or potential claims against Agent or Lenders pursuant to the Loan Agreement.

6.Collateral. As security for the payment of the Obligations to Agent and Lenders under the Loan Agreement and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement and the Credit Documents, Borrower reconfirms the prior security interest and lien on, upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located. Borrower hereby confirms and agrees that all security interests and Liens granted to Agent for the ratable benefit of Lenders continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Liens. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent’s existing security interest in and Liens upon the Collateral.

7.Acknowledgment of Indebtedness and Obligations. Borrower and Guarantors hereby acknowledge and confirm that as of the date hereof, Borrower is indebted to Agent and Lenders, without known defense, setoff or counterclaim, for all Obligations under the Loan Agreement (in addition to any other indebtedness or obligations owed by Borrowers to Wells Fargo Affiliates), plus continually accruing interest and all fees, costs, and expenses, including reasonable attorneys’ fees, incurred through the date hereof.

8.Ratification of Credit Documents. This Amendment shall be incorporated into and deemed a part of the Loan Agreement. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Credit Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

9.Acknowledgment of Guarantors. By execution of this Amendment, each Guarantor hereby acknowledges the terms and conditions of this Amendment and

116549.01097/131222521v.4

confirms that such Guarantor guarantees, as surety, all of Borrower’s Obligations to Agent and Lenders pursuant to and subject to the terms, conditions and limitations contained in its respective Guaranty.

10.Governing Law. THIS AMENDMENT, THE LOAN AGREEMENT AND THE EXISTING CREDIT DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW YORK AND SHALL, TOGETHER WITH ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) an e-mail transmission of a Portable Document Format File (also known as an “PDF” file), faxed, scanned, or photocopied manual signature. Each electronic signature or PDF, faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.

SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:	1ST FRANKLIN FINANCIAL CORPORATION By: _/s/ Brian J. Gyomory _______________ Name: _Brian J. Gyomory____________________ Title: _EVP & CFO _______________________
GUARANTORS:	FRANDISCO LIFE INSURANCE COMPANY By: _/s/ Brian J. Gyomory_________________ Name: _Brian J. Gyomory____________________ Title: _President __________________________
FRANDISCO PROPERTY & CASUALTY LIFE INSURANCE COMPANY By: _/s/ Brian J. Gyomory_________________ Name: _Brian J. Gyomory____________________ Title: _President __________________________

[SIGNATURE PAGE TO SIXTH AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

116549.01097/131222521v.4

AGENT:	WELLS FARGO BANK, N.A. By: _/s/ Thomas M. Romanowski _________ Name: _Thomas M. Romanowski ____________ Title: _Director _________________________
LENDERS:

WELLS FARGO BANK, N.A.

By:    _/s/ Thomas M. Romanowski _________
Name:    _Thomas M. Romanowski ____________
Title:    _Director_________________________

FIRST HORIZON BANK

By:    _/s/ Daniel J. McCarthy________________
Name:    _Daniel J. McCarthy___________________
Title:    _Senior Vice President_________________

RENASANT BANK

By:    _/s/ John L. Palermo__________________
Name:    _John. L. Palermo ____________________
Title:    _Senior Vice President_________________

[SIGNATURE PAGE TO SIXTH AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

116549.01097/131222521v.4